UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2007

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

DELAWARE	000-51436	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 Route 25A, No. 2
East Setauket, New York 11733
(Address of principal executive offices)

Registrant’s telephone number, including area code: 631 942 7959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements and Related Audit Report

On April 4, 2007, the Board of Directors of Lixte Biotechnology Holdings, Inc. (the “Company”) concluded that the financial statements (the “Financial Statements’) for the year ended December 31, 2006 should no longer be relied on. In the Financial Statements, the Company did not record any liabilities associated with the Registration Rights Agreement among the Company and the purchasers in the Company’s private placement completed on July 27, 2006. The agreement required the Company to file a registration statement within 45 days of the closing of the private placement and to have the registration statement declared effective within 120 days of the closing of the private placement. Since the registration statement was not declared effective by the Securities and Exchange Commission within 120 days of the closing of the private placement, the Company is required to pay each investor prorated liquidated damages equal to 1.0% of the amount raised. The liquidated damages are payable monthly in cash. On September 8 2006, the Company filed a registration statement on Form SB-2 to register 3,555,220 shares of the common stock sold in the private placement. As of the date hereof, the Registration Statement has not yet been declared effective.

In accordance with EITF 00-19-2, on the date of the closing of the private placement, the Company believed it would meet the deadlines under the Agreement with respect to filing a registration statement and having it declared effective by the SEC. As a result, the Company did not record any liabilities associated with the registration rights agreement at June 30, 2006 or at September 30, 2006. As indicated, the registration statement covering the shares sold in the private placement would not be declared effective within the requisite timeframe; management currently estimates that the registration statement will be declared effective during May 2007. As a result, the Company has recorded six months liquidated damages under the registration rights agreement aggregating approximately $74,000 as a charge to operations and a current liability at December 31, 2006. The Company will continue to review the status of the registration statement and adjust the accrued liquidated damages under the registration rights agreement at each quarter end as appropriate.

The Company discussed the matters disclosed in this filing with the Company’s independent accountant. The Company has revised the Financial Statements by filing on April 23, 2007 an amendment to the Form 10-KSB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2007	LIXTE BIOTECHNOLOGY HOLDINGS, INC. By: /s/ John S. Kovach John S. Kovach, Chief Executive Officer